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EXHIBIT 99.1

CHIEF EXECUTIVE OFFICER CERTIFICATION

        I, Robert E. Wheaton, President and Chief Executive Officer of Star Buffet, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), that:

        1.     The accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended May 19, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

STAR BUFFET, INC. AND SUBSIDIARIES
July 3, 2003	By:	/s/ ROBERT E. WHEATON Robert E. Wheaton President and Chief Executive Officer

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CHIEF EXECUTIVE OFFICER CERTIFICATION